Exhibit 28 (h) 28 Under Form N-1A

Exhibit 99 Under Item 601/Reg. S-K

FIFTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated June 7, 2005, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

2. The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of June 26, 2015.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 6/25/15)

A.	Money Market Funds

Federated Automated Government Cash

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated International Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Stock Trust

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

SIXTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to amend the names to certain Funds and add certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2016.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: _/s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: _/s/ Armando Fernandez_

Name: Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 12/01/16)

A.	Money Market Funds

Federated Automated Government Cash

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Securities Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Emerging Markets Equity Fund

Federated Enhanced Treasury Income Fund

Federated InterContinental Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund (formerly Federated International Bond Fund)

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund (formerly Federated MDT Stock Trust)

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

SEVENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to amend the names to certain Funds and delete certain Funds to Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of August 1, 2017.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: _/s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /a/ Armando Fernandez

Name: Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 08/1/17)

B.	Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated InterContinental Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund *

Federated Muni and Stock Advantage Fund

Federated Prudent DollarBear Fund

*a portfolio of Federated MDT Equity Trust to be effective August 31, 2017.

EIGHTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to remove certain Funds from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of October 1, 2017.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: __/s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 10/1/17)

C.	Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated Municipal Trust

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund *

Federated Muni and Stock Advantage Fund

*a portfolio of Federated MDT Equity Trust which became effective August 31, 2017.

NINTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to remove certain Funds from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of November 1, 2017.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: _/s/ Armando Fernandez___________________

Name: Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 11/1/17)

D.	Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Markets Debt Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund *

Federated Muni and Stock Advantage Fund

*a portfolio of Federated MDT Equity Trust which became effective August 31, 2017.

TENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to remove certain Funds from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of December 1, 2017.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez___________________

Name: Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 12/1/17)

E.	Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated New York Municipal Income Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated MDT Large Cap Value Fund *

Federated Muni and Stock Advantage Fund

*a portfolio of Federated MDT Equity Trust which became effective August 31, 2017.

ELEVENTH AMENDMENT TO

FUND ACCOUNTING AGREEMENT

THIS AMENDMENT TO FUND ACCOUNTING AGREEMENT (“Amendment”) is by and between each of the investment companies listed on Schedule I to the Agreement, as defined below (each, a “Fund”), and The Bank of New York Mellon (“Bank”).

W I T N E S S E T H:

WHEREAS, the Funds and the Bank are parties to that certain Fund Accounting Agreement (the “Agreement”) dated March 1, 2011, as amended, between the Funds listed on Schedule I of the Agreement, as amended and restated and attached hereto and the Bank;

WHEREAS, each Fund is registered as a management investment company under the Investment Company Act of 1940, as amended;

WHEREAS, the Funds and the Bank desire to add certain Funds to and remove certain Funds from Schedule I; and

WHEREAS, the Funds and Bank are parties to that certain Fund Accounting Agreement (the

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

The Funds listed in Schedule I to the Agreement is amended and restated to include the funds listed on Schedule I attached hereto.

The Agreement shall remain in full force and effect as amended by this Amendment.

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of September 1, 2018.

On behalf of each of the Funds indicated on

Schedule I of the Fund Accounting Agreement,

as amended from time to time

By:_/s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

THE BANK OF NEW YORK MELLON

By: /s/ Armando Fernandez

Name: Armando Fernandez

Title: Vice President/Managing Director

SCHEDULE I

(UPDATED AS OF 09/01/18)

A.	Money Market Funds

Federated Capital Reserves Fund

Federated Government Obligations Tax-Managed Fund

Federated Government Reserves Fund

Federated U.S. Treasury Cash Reserves

B.       Muni Fixed Income Funds

Federated Intermediate Municipal Trust

Federated Michigan Intermediate Municipal Trust

Federated Municipal High Yield Advantage Fund

Federated Municipal Bond Fund, Inc.

Federated Municipal Ultrashort Fund

Federated Ohio Municipal Income Fund

Federated Pennsylvania Municipal Income Fund

Federated Premier Municipal Income Fund

Federated Short-Intermediate Duration Municipal Trust

C.       Other Funds

Federated Absolute Return Fund

Federated Emerging Market Debt Fund

Federated Global Strategic Value Dividend Fund

Federated Global Total Return Bond Fund

Federated Hermes SDG Engagement Equity Fund

Federated International Bond Strategy Portfolio

Federated International Dividend Strategy Portfolio

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Federated International Strategic Value Dividend Fund

Federated MDT Large Cap Value Fund

Federated Muni and Stock Advantage Fund

EXECUTION

INVESTMENT COMPANY REPORTING

MODERNIZATION SERVICES AMENDMENT TO

FUND ACCOUNTING AGREEMENT

This Investment Company Reporting Modernization Services Amendment (the “Amendment”) is made as of March 1, 2018 by and between each of the registered investment companies listed on Schedule I to the Agreement (as defined below) as such Schedule I may be amended from time to time (each registered investment company, the “Fund”) and THE BANK OF NEW YORK MELLON (“BNY Mellon”).

BACKGROUND:

A.	WHEREAS, the Fund and BNY Mellon are parties to a Fund Accounting Agreement dated as of March 1, 2011, as amended (the “Agreement”);

B.	WHEREAS, this Amendment is an amendment to the Agreement and shall be applicable solely to the portfolios of the Fund identified at Exhibit 1 hereto (the “Portfolios”);

C.	WHEREAS, the Fund desires that BNY Mellon provide the investment company reporting modernization services described in this Amendment;

D.	WHEREAS, capitalized terms used in this Amendment shall have the meanings set forth in the Agreement unless otherwise defined herein, and all forms and rules referenced herein are in reference to forms and rules promulgated under the Investment Company Act of 1940, as amended; and

E.	WHEREAS, the Fund and BNY Mellon desire to amend the Agreement with respect to the foregoing;

TERMS:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

1.	BNY Mellon shall provide the following services to the Fund for the Portfolios and the Agreement is hereby amended to include the following with the services described therein:

1.1	As selected by the Fund, BNY Mellon shall provide services following a shared service operating model. This operating model requires the Fund or adviser to file the reports described in the services noted below.

1.2	FORM N-PORT. BNY Mellon, subject to the limitations described herein and its timely receipt of all necessary information related thereto, will collect, aggregate and normalize the data required for the submission of Form N-PORT, related filing types, and any forms adopted to replace such forms. BNY Mellon will review and transmit to the Funds’ third party filing agent each draft N-PORT and provide reasonable cooperation to the relevant Fund and/or such Fund’s third party agent as necessary to resolve any issues with the receipt of the Form N-PORT data provided.

1.2.1	The timely receipt of necessary information referred to above will be determined by mutual agreement of BNY Mellon and the Fund in advance of the preparation of the initial Form N-PORT.

1.3	FORM N-CEN. BNY Mellon, subject to the limitations described herein and its timely receipt of all necessary information related thereto, will collect, aggregate and normalize the data required for the submission of Form N-CEN, related filing types, and any forms adopted to replace such forms. BNY Mellon will review and transmit to the Funds’ third party filing agent each draft N-CEN and provide reasonable cooperation to the relevant Fund and/or such Fund’s third party agent as necessary to resolve any issues with the receipt of the Form N-CEN data provided.

1.3.1	The timely receipt of necessary information referred to above will be determined by mutual agreement of BNY Mellon and the Fund in advance of the preparation of the initial Form N-CEN.

2.	BNY Mellon shall not be responsible for: (a) delays in the transmission to it by the Fund, the Fund’s adviser and entities unaffiliated with BNY Mellon (collectively, for this Amendment, “Third Parties”) of data required for the reports described herein, (b) inaccuracies of, errors in or omissions of, such data provided to it by any Third Party, and (c) validation of such data provided to it by any Third Party. This Section 2 is a limitation of responsibility provision for the benefit of BNY Mellon, and shall not be used to imply any responsibility or liability against BNY Mellon.

3.	The Fund shall be responsible for the retention of the filed reports described herein in accordance with any applicable rule or regulation.

4.	Notwithstanding any provision of this Amendment, the services described herein are not, nor shall they be construed as constituting, legal advice or the provision of legal services for or on behalf of the Fund or any other person. Neither this Amendment nor the provision of the services establishes or is intended to establish an attorney-client relationship between BNY Mellon and the Fund or any other person.

5.	As compensation for the services described herein, the Fund will pay to BNY Mellon such fees as may be agreed to in writing by the Fund and BNY Mellon.

6.	Miscellaneous.

(a)	As hereby amended and supplemented, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control with respect to the services described herein.

(b)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party.

(c)	If any provision or provisions of this Amendment shall be held to be invalid, unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

(Signature page follows.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers designated below on the date and year first above written.

EACH OF THE REGISTERED INVESTMENT

COMPANIES LISTED ON EXHIBIT I

By: /s/ Lori A. Hensler

Name: Lori A. Hensler

Title: Treasurer

II.   THE BANK OF NEW YORK MELLON

By: /s/Armando Fernandez

Name: Armando Fernandez

Title: Vice President

Date: March 2, 2018

EXHIBIT 1

N-PORT Services

Portfolio Name	ID, Cusip or Ticker Symbol
Federated Absolute Return Fund	314172743
Federated Absolute Return Fund	314172735
Federated Absolute Return Fund	314172727
Federated Absolute Return Fund	314172453
Federated Emerging Market Debt Fund	31428U771
Federated Emerging Market Debt Fund	31428U763
Federated Emerging Market Debt Fund	31428U755
Federated Emerging Market Debt Fund	31428U615
Federated Intermediate Municipal Trust	458810108
Federated Intermediate Municipal Trust	458810603
Federated Global Strategic Value Dividend Fund	31421N865
Federated Global Strategic Value Dividend Fund	31421N857
Federated Global Strategic Value Dividend Fund	31421N840
Federated Global Strategic Value Dividend Fund	31421N832
Federated Global Total Return Bond Fund	31420G408
Federated Global Total Return Bond Fund	31420G507
Federated Global Total Return Bond Fund	31420G606
Federated Global Total Return Bond Fund	31420G879
Federated International Bond Strategy Portfolio	31421P308
Federated International Dividend Strategy Portfolio	31421P605
Federated International Leaders Fund	31428U847

Federated International Leaders Fund	31428U839
Federated International Leaders Fund	31428U821
Federated International Leaders Fund	31428U623
Federated International Leaders Fund	31428U599
Federated International Leaders Fund	31428U581
Federated International Small-Mid Company Fund	31428U748
Federated International Small-Mid Company Fund	31428U730
Federated International Small-Mid Company Fund	31428U722
Federated International Small-Mid Company Fund	31428U631
Federated International Strategic Value Dividend Fund	314172388
Federated International Strategic Value Dividend Fund	314172370
Federated International Strategic Value Dividend Fund	314172362
Federated International Strategic Value Dividend Fund	31421N824
Federated MDT Large Cap Value Fund	314209206
Federated MDT Large Cap Value Fund	314209701
Federated MDT Large Cap Value Fund	314209800
Federated MDT Large Cap Value Fund	314209602
Federated MDT Large Cap Value Fund	314209305
Federated MDT Large Cap Value Fund	314209404
Federated MDT Large Cap Value Fund	314209503
Federated Michigan Intermediate Municipal Trust	313923302
Federated Muni and Stock Advantage Fund	31420C837
Federated Muni and Stock Advantage Fund	31420C829
Federated Muni and Stock Advantage Fund	31420C811
Federated Muni and Stock Advantage Fund	31420C720

Federated Muni and Stock Advantage Fund	31420C654
Federated Municipal High Yield Advantage Fund	313923864
Federated Municipal High Yield Advantage Fund	313923856
Federated Municipal High Yield Advantage Fund	313923849
Federated Municipal High Yield Advantage Fund	313923831
Federated Municipal High Yield Advantage Fund	313923815
Federated Municipal Bond Fund, Inc.	313913105
Federated Municipal Bond Fund, Inc.	313913204
Federated Municipal Bond Fund, Inc.	313913303
Federated Municipal Bond Fund, Inc.	313913402
Federated Municipal Bond Fund, Inc.	313913600
Federated Municipal Ultrashort Fund	31417P866
Federated Municipal Ultrashort Fund	31417P858
Federated Ohio Municipal Income Fund	313923823
Federated Ohio Municipal Income Fund	313923609
Federated Pennsylvania Municipal Income Fund	313923708
Federated Pennsylvania Municipal Income Fund	313923807
Federated Premier Municipal Income Fund	31423P108
Federated Short-Intermediate Duration Municipal Trust	313907305
Federated Short-Intermediate Duration Municipal Trust	313907107
Federated Short-Intermediate Duration Municipal Trust	313907206

N-CEN Services

Portfolio Name	ID, Cusip or Ticker Symbol and Fund
Federated Absolute Return Fund	314172743
Federated Absolute Return Fund	314172735
Federated Absolute Return Fund	314172727
Federated Absolute Return Fund	314172453
Federated Capital Reserves Fund	608919304
Federated Emerging Market Debt Fund	31428U771
Federated Emerging Market Debt Fund	31428U763
Federated Emerging Market Debt Fund	31428U755
Federated Emerging Market Debt Fund	31428U615
Federated Government Obligations Tax-Managed Fund	60934N856
Federated Government Obligations Tax-Managed Fund	60934N849
Federated Government Obligations Tax-Managed Fund	608919494
Federated Government Reserves Fund	608919205
Federated Government Reserves Fund	608919544
Federated Government Reserves Fund	608919536
Federated Government Reserves Fund	608919528
Federated Government Reserves Fund	908919510
Federated Intermediate Municipal Trust	458810108
Federated Intermediate Municipal Trust	458810603
Federated Global Strategic Value Dividend Fund	31421N865
Federated Global Strategic Value Dividend Fund	31421N857
Federated Global Strategic Value Dividend Fund	31421N840

Federated Global Strategic Value Dividend Fund	31421N832
Federated Global Total Return Bond Fund	31420G408
Federated Global Total Return Bond Fund	31420G507
Federated Global Total Return Bond Fund	31420G606
Federated Global Total Return Bond Fund	31420G879
Federated International Bond Strategy Portfolio	31421P308
Federated International Dividend Strategy Portfolio	31421P605
Federated International Leaders Fund	31428U847
Federated International Leaders Fund	31428U839
Federated International Leaders Fund	31428U821
Federated International Leaders Fund	31428U623
Federated International Leaders Fund	31428U599
Federated International Leaders Fund	31428U581
Federated International Small-Mid Company Fund	31428U748
Federated International Small-Mid Company Fund	31428U730
Federated International Small-Mid Company Fund	31428U722
Federated International Small-Mid Company Fund	31428U631
Federated International Strategic Value Dividend Fund	314172388
Federated International Strategic Value Dividend Fund	314172370
Federated International Strategic Value Dividend Fund	314172362
Federated International Strategic Value Dividend Fund	31421N824
Federated MDT Large Cap Value Fund	314209206
Federated MDT Large Cap Value Fund	314209701
Federated MDT Large Cap Value Fund	314209800
Federated MDT Large Cap Value Fund	314209602

Federated MDT Large Cap Value Fund	314209305
Federated MDT Large Cap Value Fund	314209404
Federated MDT Large Cap Value Fund	314209503
Federated Michigan Intermediate Municipal Trust	313923302
Federated Muni and Stock Advantage Fund	31420C837
Federated Muni and Stock Advantage Fund	31420C829
Federated Muni and Stock Advantage Fund	31420C811
Federated Muni and Stock Advantage Fund	31420C720
Federated Muni and Stock Advantage Fund	31420C654
Federated Municipal High Yield Advantage Fund	313923864
Federated Municipal High Yield Advantage Fund	313923856
Federated Municipal High Yield Advantage Fund	313923849
Federated Municipal High Yield Advantage Fund	313923831
Federated Municipal High Yield Advantage Fund	313923815
Federated Municipal Bond Fund, Inc.	313913105
Federated Municipal Bond Fund, Inc.	313913204
Federated Municipal Bond Fund, Inc.	313913303
Federated Municipal Bond Fund, Inc.	313913402
Federated Municipal Bond Fund, Inc.	313913600
Federated Municipal Ultrashort Fund	31417P866
Federated Municipal Ultrashort Fund	31417P858
Federated Ohio Municipal Income Fund	313923823
Federated Ohio Municipal Income Fund	313923609
Federated Pennsylvania Municipal Income Fund	313923708
Federated Pennsylvania Municipal Income Fund	313923807

Federated Premier Municipal Income Fund	31423P108
Federated Short-Intermediate Duration Municipal Trust	313907305
Federated Short-Intermediate Duration Municipal Trust	313907107
Federated Short-Intermediate Duration Municipal Trust	313907206
Federated U.S. Treasury Cash Reserves	60934N682
Federated U.S. Treasury Cash Reserves	60934N674

11